Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION,
July 31, 2008	CONTACT: John M. Mendez
(276) 326-9000
First Community Bancshares Announces Signing of Definitive Merger Agreement With Coddle
Creek Financial Corp.
Bluefield, Virginia and Mooresville, North Carolina – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) and Coddle Creek Financial Corp. jointly announce the signing of a definitive merger agreement pursuant to which First Community will acquire Coddle Creek, the Mooresville, North Carolina-based holding company and parent of Mooresville Savings Bank, SSB, in a transaction valued at approximately $33.1 million.
Mooresville Savings Bank is a North Carolina-chartered savings bank established in 1937 and operates three branches in Mooresville, Huntersville, and Cornelius, North Carolina. At June 30, 2008, Coddle Creek had $158.6 million in total assets, $136.6 million in total deposits and $19.1 million in shareholders’ equity. The common stock of Coddle Creek Financial Corp. is traded on the Pink Sheets under the symbol “CDLX”.
Under the terms of the merger agreement, which has been unanimously approved by the boards of directors of both companies, shareholders of Coddle Creek will be entitled to receive $19.60 in cash and .9046 shares of First Community common stock for each common share of Coddle Creek.
John M. Mendez, President and Chief Executive Officer of First Community, stated, “We are very happy to be joining forces with Mooresville Savings Bank as we prepare to expand our banking network into the very attractive Lake Norman region of North Carolina. This represents significant progress towards our strategic plan for expanding in the Greater Charlotte area where we currently have a loan production office. We are very anxious to introduce First Community and the expanded products and services we offer to the customers of Mooresville Savings Bank. Customers will see immediate benefits from our product set, technology and expanded channels for banking services.”
Dale W. Brawley, Executive Vice President and Treasurer of Coddle Creek and President and Chief Executive Officer of Mooresville Savings Bank, commented, “This is an exciting day for Coddle Creek and we are pleased to announce our partnership with First Community. We have admired their outstanding record of customer service, financial strength and plan for growth. We are looking forward to having the ability to deliver the products and services of a larger institution to our customers. We believe our customers will benefit from expanded business banking and lending services, as well as commercial lending and treasury services.”
Dale Brawley will remain as Vice-President for First Community operating within the Mooresville/Lake Norman region. All offices will remain open and plans are being reviewed for the possible addition of new offices to better serve the customers of Mooresville, Cornelius and Huntersville.

The merger is expected to be accretive to First Community’s earnings per share in the first full year of operation. It is anticipated that the transaction will be completed in the fourth quarter of 2008, after receipt of regulatory approvals, the approval of the shareholders of Coddle Creek, and the satisfaction of other closing conditions.
First Community Bancshares, Inc., headquartered in Bluefield, Virginia, is a $2.05 billion financial holding company and is the parent company of First Community Bank, N. A. First Community Bank, N. A. operates through fifty-eight locations in the five states of Virginia, West Virginia, North Carolina, South Carolina, and Tennessee. First Community Bank, N. A. offers wealth management services through its Trust & Financial Services Division and Investment Planning Consultants, Inc., a registered investment advisory firm, which offers wealth management and investment advice. The Company’s wealth management group managed assets with a market value of $831 million at June 30, 2008. First Community is also the parent company of GreenPoint Insurance Group, Inc., a full-service insurance agency located in High Point, North Carolina. First Community Bancshares, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol, “FCBC”. Additional investor information can be found on the Internet at www.fcbinc.com.
Forward-looking Statements
Certain statements in this press release, including, without limitation, statements as to the impact of the merger, statements as to First Community Bancshares, Inc.’s, Coddle Creek Financial Corp.’s, or their respective management’s beliefs, expectations or opinions, and all other statements in this press release, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, a significant increase in competitive pressures among financial institutions; changes in the interest rate environment that may reduce interest margins; changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; less favorable than expected general or local economic or political conditions; legislative or regulatory changes that may adversely affect the businesses in which First Community Bancshares, Inc. or Coddle Creek Financial Corp. is engaged; technological issues which may adversely affect First Community Bancshares, Inc.’s or Coddle Creek Financial Corp.’s financial operations or customers; changes in the securities markets and other risks detailed from time to time in First Community Bancshares, Inc.’s filings with the SEC can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements. First Community Bancshares, Inc. and Coddle Creek Financial Corp. may not be able to complete the proposed merger on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of their respective shareholders, regulatory approvals or to satisfy other customary closing conditions. First Community Bancshares, Inc. and Coddle Creek Financial Corp. disclaim any intent or obligation to publicly update or revise any forward- looking statements, regardless of whether new information becomes available, future developments occur or otherwise.
This press release does not constitute an offer of securities by either Coddle Creek or First Community. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. The registration statement will contain a proxy statement / prospectus to be distributed to the shareholders of Coddle Creek in connection with their vote on the merger. SHAREHOLDERS OF CODDLE CREEK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS

TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The information in this press release is not a substitute for the registration statement and any other documents First Community intends to file with the SEC.
The prospectus/proxy statement will be, and other documents filed or to be filed by First Community with the SEC will be, available free of charge at the SEC’s website (www.sec.gov) or from First Community by contacting David D. Brown, Chief Financial Officer, First Community Bancshares, Inc., P.O. Box 989, Bluefield, Virginia 24605, (276) 326-9000.
The prospectus/proxy statement, and other relevant transaction documents, will be available free of charge from Coddle Creek by contacting Billy R. Williams, Chief Financial Officer, Coddle Creek Financial Corp., 347 North Main Street, P.O. Box 117, Mooresville, North Carolina 28115, (704) 664-4888.
Coddle Creek is currently not engaged in a solicitation of proxies from the security holders of Coddle Creek in connection with the proposed merger transaction with First Community. If a proxy solicitation commences, Coddle Creek and its directors, executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies from the shareholders of Coddle Creek in connection with the proposed merger. Information about the directors and executive officers of Coddle Creek and their ownership of Coddle Creek common stock, and additional information regarding the interests of such participants, may be obtained by reading the proxy statement/prospectus when it becomes available.